SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 19, 1998


                             ITHACA INDUSTRIES, INC.
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               (Exact name of registrant as specified in charter)


    Delaware                        000-22385                    56-1385842
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 (State or other                   (Commission                 (IRS Employer
 jurisdiction of                   File Number)              Identification No.)
 incorporation)


Highway 268 West, P.O. Box 620, Wilkesboro, North Carolina         28697
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        (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (336) 667-5231
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On August 19, 1998, the Board of Directors of Ithaca Industries, Inc. (the "Company" or the "Registrant"), on the recommendation of the Company's audit committee, approved the engagement of PricewaterhouseCoopers L.L.P. as its principal independent accountant to audit its financial statements and approved the dismissal of KPMG Peat Marwick LLP ("KPMG") as its independent accountant.

         KPMG's reports on the Registrant's financial statements for the past two fiscal years have neither contained an adverse opinion, a disclaimer of opinion nor a qualification or modification as to uncertainty, audit scope or accounting principles. There has been no disagreement, during or subsequent to the Registrant's past two fiscal years, between the Registrant and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement, if not resolved to their satisfaction, would have caused KPMG to make reference to the subject matter of such disagreement in connection with its report.

         At no time during the past two fiscal years and subsequent period did KPMG advise the Company: (i) that the internal controls necessary for the Registrant to develop reliable financial statements do not exist; (ii) that information has come to KPMG's attention that has led it to no longer be able to rely on the Company's representations or that has made KPMG unwilling to be associated with the financial statements prepared by the Company; (iii)(1) the need to expand significantly the scope of KPMG's audit or that information has come to its attention, that if further investigated, may (a) materially impact the fairness or reliability of either a previously issued audit report or the underlying financial statements issued or to be issued or (b) cause it to be unwilling to rely on the Company's representations or be associated with the Company's financial statements and (2) that due to its dismissal it did not expand the scope of its audit or conduct further investigation; or (iv)(1) that information has come to KPMG's attention that materially impacts the fairness or reliability of either (a) a previously issued audit report or the underlying financial statements or (b) the financial statements to be issued and (2) due to its dismissal the issue has not been resolved to KPMG's satisfaction.

         At no time during the past two fiscal years or any subsequent period did the Registrant consult with PricewaterhouseCoopers L.L.P. regarding either the application of accounting principles to a specified transaction or the type of audit opinion which might be rendered on the Company's financial statements or any matter of the sort described above with reference to KPMG.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         EXHIBITS

         Exhibit Number                      Description
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               16 Letter from KPMG Peat Marwick LLP (to be filed separately within two business days of its receipt from KPMG)

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ITHACA INDUSTRIES, INC.


Date: August 21, 1998                        By: /s/ Richard P. Thrush
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                                             Richard P. Thrush

                                             Senior Vice President - Finance and
                                             Administration, Chief Accounting
                                             and Principal Financial Officer

                                  EXHIBIT INDEX

         Exhibit Number                      Description
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               16 Letter from KPMG Peat Marwick LLP (to be filed separately within two business days of its receipt from KPMG)